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                         SUBSIDIARY ASSUMPTION AGREEMENT

                  SUBSIDIARY ASSUMPTION AGREEMENT (this "Agreement"), dated as of November 13, 1996, made by Transworld Acquisition Corp., a Delaware corporation, and IMH Acquisition Corp., a Delaware corporation (each a "New Subsidiary" and collectively the "New Subsidiaries"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H:

                  WHEREAS, Transworld Home Health Care, Inc. (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Banks"), and Bankers Trust Company, as Agent (the "Agent") are parties to a Credit Agreement, dated as of July 31, 1996 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

                  WHEREAS, in connection with the Credit Agreement, various Subsidiaries of the Borrower have entered into a Subsidiaries Guaranty, dated as of July 31, 1996 (as in effect on the date hereof, the "Subsidiaries Guaranty");

                  WHEREAS, in connection with the Credit Agreement, the Borrower and various of its Subsidiaries have entered into a Pledge Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Pledge Agreement");

                  WHEREAS, in connection with the Credit Agreement, the Borrower and various of its Subsidiaries have entered into a Security Agreement, dated as of July 31, 1996 (as in effect on the date hereof, the "Security Agreement" and, together with the Subsidiaries Guaranty and the Pledge Agreement, the "Documents"); and

                  WHEREAS, each New Subsidiary desires to execute and deliver this Agreement in order to become a party to each of the Documents;
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                  NOW, THEREFORE, IT IS AGREED:

                  1. Subsidiaries Guaranty. By executing and delivering this Agreement, each New Subsidiary hereby becomes a party to the Subsidiaries Guaranty as a "Guarantor" thereunder, and hereby expressly and jointly and severally assumes all obligations and liabilities of a "Guarantor" thereunder, subject to the limitations set forth therein. Each New Subsidiary hereby makes each of the representations and warranties contained in the Subsidiaries Guaranty on the date hereof, after giving effect to this Agreement.

                  2. Pledge Agreement. By executing and delivering this Agreement, each New Subsidiary hereby becomes a party to the Pledge Agreement as a "Pledgor" thereunder, and hereby expressly assumes all obligations and liabilities of a "Pledgor" thereunder. Annexes A, B, C and D, of the Pledge Agreement are each hereby amended by supplementing such Annex with the information contained in Annexes A, B, C and D, attached to Annex I of this Agreement. Each New Subsidiary hereby makes each of the representations and warranties contained in the Pledge Agreement on the date hereof, after giving effect to this Agreement.

                  3. Security Agreement. By executing and delivering this Agreement, each New Subsidiary hereby becomes a party to the Security Agreement as an "Assignor" thereunder, and hereby expressly assumes all obligations and liabilities of an "Assignor" thereunder. Annexes A, B, C, D, E and F to the Security Agreement are each hereby amended by supplementing such Annexes with the information contained on Annexes A, B, C, D, E and F attached to Annex II of this Agreement. Each New Subsidiary hereby makes each of the representations and warranties contained in the Security Agreement on the date hereof, after giving effect to this Agreement.

                  4. Pledged Securities; Financing Statements. By executing and delivering this Agreement, each New Subsidiary hereby agrees to:

                 (i) deposit as security with the Pledgee (as defined in the Pledge Agreement) the Securities (as defined in the Pledge Agreement) owned by the New Subsidiary on the date hereof, and deliver to the Pledgee certificates or instruments therefor, duly endorsed in blank by such New Subsidiary in the case of Notes (as defined in the Pledge Agreement) and accompanied by undated stock powers duly executed in blank by the New Subsidiary in the case of Stock (as defined in the Pledge Agreement), or such other instruments of transfer as are acceptable to the Pledgee; and

                (ii) execute and deliver to the Collateral Agent (as defined in the Security Agreement) such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may request or as are necessary or desirable in the opinion



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         of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (as defined in the Security Agreement) owned by such New Subsidiary.

                  5. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                      * * *


                  IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

Address:

                                              TRANSWORLD ACQUISITION CORP.

                                              By /s/ Wayne A. Palladino
                                                ------------------------------
                                                Title: Vice President

                                              IMH ACQUISITION CORP.

                                              By /s/ Wayne A. Palladino
                                                -----------------------------
                                                Title: Chief Financial Officer
                                                       Senior Vice President

ACKNOWLEDGED AND ACCEPTED:

BANKERS TRUST COMPANY,
    as Agent and as Collateral Agent

By /s/ Patricia Hogan
  --------------------------
  Title: Vice President

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